National Collegiate Student Loan Trust 2004-2

    Closing Date: October 28, 2004
    Monthly Distribution Report


    Collection Period                         04/01/05      to       04/30/05
    Monthly Distribution Date                 05/25/05
    Volume 6


-----------------------------------------------------------------------------------------------------------------------------------
     I  Asset and Liability Summary
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    A.      Student Loan Portfolio                                                                       03/31/05
-----------------------------------------------------------------------------------------------------------------------------------
         1  Student Loan Principal                                                                   $  801,401,298.46
         2  Student Loan Accrued Interest + Accrued Late Fees                                            12,260,194.55
                                                                                                   --------------------
         3  Pool Balance                                                                             $  813,661,493.01
                                                                                                   --------------------

         4  Weighted Average Coupon (WAC)                                                                        6.75%
         5  Weighted Average Maturity (WAM)                                                               263.5 Months
         6  Number of Loans                                                                                     67,896
         7  Number of Borrowers                                                                                 64,792

-----------------------------------------------------------------------------------------------------------------------------------
    B.      Trust Accounts and TERI Pledge Fund                                                               03/31/05
-----------------------------------------------------------------------------------------------------------------------------------

         1  Collection Account + Collections Receivable Account                                      $    3,251,685.00
         2  Reserve Account (at market value)                                                        $  244,393,945.98

                                                                                                   --------------------
         3  Total Trust Accounts                                                                     $  247,645,630.98

         4  TERI Pledge Fund (at market value)                                                       $   46,598,748.39

         5  Total Trust Accounts and TERI Pledge Fund                                                $  294,244,379.37

         6  Pool Balance + Trust Accounts                                                            $1,061,307,123.99

         7  Pool Balance + Trust Accounts + TERI Pledge Fund                                         $1,107,905,872.38

         8  Has the Stepdown Date occurred ? (a) No
            If  "Yes" :
            (a) Is the parity ratio at least 101%?
            (b) Is the Cumulative Gross Default Rate greater than 10%?
            (c) Is TERI solvent and paying claims?




-----------------------------------------------------------------------------------------------------------------------------------
    A.      Student Loan Portfolio                                                  Change                           04/30/05
-----------------------------------------------------------------------------------------------------------------------------------
         1  Student Loan Principal                                              $  8,641,643.60                   $ 810,042,942.06
         2  Student Loan Accrued Interest + Accrued Late Fees                     (6,502,375.94                       5,757,818.61
                                                                           ---------------------            -----------------------
         3  Pool Balance                                                        $  2,139,267.66                   $ 815,800,760.67
                                                                           ---------------------            -----------------------

         4  Weighted Average Coupon (WAC)                                                 0.54%                              7.29%
         5  Weighted Average Maturity (WAM)                                         -1.2 Months                       262.3 Months
         6  Number of Loans                                                                -128                             67,768
         7  Number of Borrowers                                                            -123                             64,669

-----------------------------------------------------------------------------------------------------------------------------------
    B.      Trust Accounts and TERI Pledge Fund                                      Change                           04/30/05
-----------------------------------------------------------------------------------------------------------------------------------

         1  Collection Account + Collections Receivable Account                 $   (209,283.17)                  $   3,042,401.83
         2  Reserve Account (at market value)                                   $   (394,105.22)                  $ 243,999,840.76

                                                                           ---------------------            -----------------------
         3  Total Trust Accounts                                                $   (603,388.39)                  $ 247,042,242.59

         4  TERI Pledge Fund (at market value)                                  $    179,906.77                    $ 46,778,655.16

         5  Total Trust Accounts and TERI Pledge Fund                           $   (423,481.62)                  $ 293,820,897.75

         6  Pool Balance + Trust Accounts                                       $  1,535,879.27                 $ 1,062,843,003.26

         7  Pool Balance + Trust Accounts + TERI Pledge Fund                    $  1,715,786.04                 $ 1,109,621,658.42

         8  Has the Stepdown Date occurred ? (a) No
            If  "Yes" :
            (a) Is the parity ratio at least 101%?
            (b) Is the Cumulative Gross Default Rate greater than 10%?
            (c) Is TERI solvent and paying claims?


-----------------------------------------------------------------------------------------------------------------------------------
    C.      Securities             Cusip               Index           Spread                           03/31/05
-----------------------------------------------------------------------------------------------------------------------------------
         1  Class A-1            63543PAU0           1M LIBOR           0.11%                        $  280,955,246.14
         2  Class A-2            63543PAV8           1M LIBOR           0.15%                        $  149,830,000.00
         3  Class A-3             63543AW6           1M LIBOR           0.21%                        $  187,338,000.00
         4  Class A-4            63543PAX4           1M LIBOR           0.31%                        $  194,695,000.00
         5  Class A-5 (b)     63543PAY2 & BC9        1M LIBOR           0.48%                        $  187,870,000.00
         6  Class A-IO           63543PAZ9             Fixed            9.75%                              (c)
         7  Class B              63543PBA3           1M LIBOR           0.54%                        $   55,800,000.00
         8  Class C              63543PBB1           1M LIBOR           0.80%                        $   56,800,000.00
            -----------------------------------------------------------------------------------------------------------------------
         9  Total Securities                                                                         $1,113,288,246.14
            -----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
    C.      Securities              Change          04/30/05                    Change            05/25/05         % of Securities
-----------------------------------------------------------------------------------------------------------------------------------
         1  Class A-1             $ -          $ 280,955,246.14              $ -          $   280,955,246.14           25.24%
         2  Class A-2             $ -          $ 149,830,000.00              $ -          $   149,830,000.00           13.46%
         3  Class A-3             $ -          $ 187,338,000.00              $ -          $   187,338,000.00           16.83%
         4  Class A-4             $ -          $ 194,695,000.00              $ -          $   194,695,000.00           17.49%
         5  Class A-5 (b)         $ -          $ 187,870,000.00              $ -          $   187,870,000.00           16.88%
         6  Class A-IO            $ -               (c)                      $ -                (c)                     0.00%
         7  Class B               $ -           $ 55,800,000.00              $ -          $    55,800,000.00            5.01%
         8  Class C               $ -           $ 56,800,000.00              $ -          $    56,800,000.00            5.10%
            -----------------------------------------------------------------------------------------------------------------------
         9  Total Securities      $ -        $ 1,113,288,246.14              $ -          $ 1,113,288,246.14           100.00%
            -----------------------------------------------------------------------------------------------------------------------

(a)The Stepdown Date is December 2010. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.
(b)Class A-5 Securities include Class A-5-1 and A-5-2.
(c)The initial notional amount, in effect thru Oct. 2008, for Class A-IO (interest-only) equals $100,000,000,

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                                                            Page 1 of 5
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

    National Collegiate Student Loan Trust 2004-2

    ------------------------------------------------------------------------------------------------------------------------------
    II Transactions and Accruals                                                                            From 4/1/05 to 4/30/05
    ------------------------------------------------------------------------------------------------------------------------------
     A.        Student Loan Cash Principal Activity
           1   Principal Payments Received                                                                        $ (1,828,274.85)
           2   Principal Claims from Guarantor                                                                    $   (130,924.04)
           3   Repurchased Principal                                                                              $             -
           4   New Loan Additions                                                                                 $             -
           5   Other Adjustments (cancellations, consolidations and other)                                        $    (74,048.54)
               -------------------------------------------------------------------------------------------------------------------
           6   Total Principal Collections                                                                        $ (2,033,247.43)
               -------------------------------------------------------------------------------------------------------------------

     B.        Student Loan Non-Cash Principal Activity
           1   Capitalized Interest                                                                               $ 10,674,544.15
           2   Realized Losses                                                                                    $             -
           3   New Loan Additions                                                                                 $             -
           4   Other Adjustments                                                                                  $        346.88
               -------------------------------------------------------------------------------------------------------------------
           5   Total Non-Cash Principal Activity                                                                  $ 10,674,891.03
               -------------------------------------------------------------------------------------------------------------------

               -------------------------------------------------------------------------------------------------------------------
     C.        Total Student Loan Principal Activity (II.A.6 + II.B.5)                                            $  8,641,643.60
               -------------------------------------------------------------------------------------------------------------------

     D.        Student Loan Cash Interest Activity
           1   Interest Payments Received                                                                         $   (682,627.15)
           2   Interest Claims from Guarantor                                                                     $     (2,441.16)
           3   Repurchased Interest                                                                               $             -
           4   New Loan Additions                                                                                 $             -
           5   Late Fees                                                                                          $       (780.63)
           6   Other Adjustments (cancellations, consolidations and other)                                        $        (13.26)
               -------------------------------------------------------------------------------------------------------------------
           7   Total Interest Collections                                                                         $   (685,862.20)
               -------------------------------------------------------------------------------------------------------------------

     E.        Student Loan Non-Cash Interest Activity
           1   Interest Accruals                                                                                  $  4,856,897.64
           2   Capitalized Interest                                                                               $(10,674,544.15)
           3   Realized Losses                                                                                    $             -
           4   Other Adjustments                                                                                  $       (233.87)
           5   Non-Cash Late Fees                                                                                 $      1,366.64
               -------------------------------------------------------------------------------------------------------------------
           6   Total Non-Cash Interest Activity                                                                   $ (5,816,513.74)
               -------------------------------------------------------------------------------------------------------------------

               -------------------------------------------------------------------------------------------------------------------
     F.        Total Student Loan Interest Activity (II.D.7 + II.E.6)                                             $ (6,502,375.94)
    ------------------------------------------------------------------------------------------------------------------------------
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                                                            Page 2 of 5
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


   National Collegiate Student Loan Trust 2004-2

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   III Collection Account Activity                                                                From 4/1/05 to 4/30/05
-----------------------------------------------------------------------------------------------------------------------------------
   A.     Collection Account
       1  Collections by Servicers                                                                       $ 2,584,963.80
       2  Claim Payments from Guarantor                                                                  $   133,365.20
       3  Liquidation Proceeds and Recoveries                                                            $            -
       4  Sale Proceeds                                                                                  $            -
       5  Investment Earnings on Trust Accounts                                                          $   537,480.27
       6  Excess of Specified Reserve Account Balance                                                    $            -
       7  Other Receipts (Late Fees and Other)                                                           $    42,494.30
       8  Prior Month Allocation                                                                         $   231,674.52
       9  Loans Purchased (Payment for January / February loans added by non-cash transaction)           $    41,941.77
          --------------------------------------------------------------------------------------------------------------
       10                                                                                                $ 3,571,919.86
          --------------------------------------------------------------------------------------------------------------


   B.     Allocations thru 4/30/05 with Payments and Distributions for      Total Available           Remaining        Reserve
          5/25/05                                                               Funds                   Funds          Transfer

                                                                             $3,571,919.86          $3,571,919.86

       1  Payment of Trust Expenses, Servicer, Administrator, Paying Agent
          and Back-up Administrator
               (a) Payment of Trust Expenses                                 $           -          $3,571,919.86    $          -
               (b) Payment of Servicing Fees                                 $  108,682.62          $3,463,237.24    $          -
               (c) Payment of Administration Fees                            $   33,751.79          $3,429,485.45    $          -
               (d) Payment to Irish Paying Agent                             $           -          $3,429,485.45    $          -
               (e) Payment of Back-up Administration Fees                    $    1,000.00          $3,428,485.45    $          -

       2  Allocation of Trust Expenses, Servicer, Administrator, Paying Agent
          and Back-up Administrator
               (a) Allocation of Trust Expenses                              $           -          $3,428,485.45    $          -
               (b) Allocation of Servicing Fees                              $  108,682.62          $3,319,802.83    $          -
               (c) Allocation of Administration Fees                         $           -          $3,319,802.83    $          -
               (d) Allocation to Irish Paying Agent                          $           -          $3,319,802.83    $          -
               (e) Allocation of Back-up Administration Fees                 $           -          $3,319,802.83    $          -

       3  Payment to TERI Pledge Fund, additional Guaranty Fees              $           -          $3,319,802.83    $          -
       4  Allocation to TERI Pledge Fund, additional Guaranty Fees           $  149,659.48          $3,170,143.35    $          -
       5  Payment of Interest Distribution Amount to Class A Securities:
               (a) Class A-1                                                 $  732,824.93          $2,437,318.42    $          -
               (b) Class A-2                                                 $  395,800.92          $2,041,517.50    $          -
               (c) Class A-3                                                 $  504,251.45          $1,537,266.05    $          -
               (d) Class A-4                                                 $  540,278.63          $  996,987.42    $          -
               (e) Class A-5                                                 $  547,954.17          $  449,033.25    $          -
               (f) Class A-IO                                                $  812,500.00          $           -    $ 363,466.75
       6  Payment of Interest Distribution Amount to Class B Securities:
               (a) Class B                                                   $  165,540.00          $           -    $ 529,006.75
       7  Payment of Interest Distribution Amount to Class C Securities:
               (b) Class C                                                   $  180,813.33          $           -    $ 709,820.08
       8  Payment to Reserve Account up to Specified Reserve Account Balance $          -           $           -    $          -
       9  Payment to TERI, to Purchase Rehabilitated Loans                   $          -           $           -    $          -
       10 Payment of Principal Distribution Amount to Class A Securities:
               (a) Class A-1                                                 $          -           $           -    $          -
               (b) Class A-2                                                 $          -           $           -    $          -
               (c) Class A-3                                                 $          -           $           -    $          -
               (d) Class A-4                                                 $          -           $           -    $          -
               (e) Class A-5-1                                               $          -           $           -    $          -
                                                                             $          -           $           -    $          -
       11 Payment of Principal Distribution Amount to Class B Securities:
               (a) Class B                                                   $          -           $           -    $          -
       12 Payment of Principal Distribution Amount to Class C Securities:
               (b) Class C                                                   $          -           $           -    $          -
       13 Payment of any Unreimbursed Advances:                              $          -           $           -    $          -
               (a) Payment of Trust Expenses                                 $          -           $           -    $          -
               (b) Payment of Servicing Fees                                 $          -           $           -    $          -
               (c) Payment of Administration Fees                            $          -           $           -    $          -
               (d) Payment of Irish Paying Agent                             $          -           $           -    $          -
               (e) Payment of Back-up Administration Fees                    $          -           $           -    $          -
               (f) Payment to First Marblehead Corporation                   $          -           $           -    $          -
       14 On and after 10% Pool Balance Distribution Date,                   $          -           $           -    $          -
               (a) Is a Turbo Parity Trigger in effect?                          No
               (b) Has a TERI Turbo Trigger occurred?                            No
       15 Remaining Funds to owner trust certificateholders                  $          -           $           -    $          -
-----------------------------------------------------------------------------------------------------------------------------------
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                                                            Page 3 of 5

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

National Collegiate Student Loan Trust 2004-2

----------------------------------------------------------------------------------------------------------------------------------
IV Parity Calculations (excludes TERI Pledge Fund)                                        03/31/05                 04/30/05
----------------------------------------------------------------------------------------------------------------------------------
         1     Senior Parity (Pool Balance + Trust Accounts / Class A Securities) (a)      106.06%                106.21%
         2     Total Parity (Pool Balance + Trust Accounts / Securities) (a)                95.33%                 95.47%
----------------------------------------------------------------------------------------------------------------------------------
(a) Parity ratio calculations include all Securities including A-5-2 securities issued in a privately negotiated transaction




-----------------------------------------------------------------------------------------------------------------
V Portfolio Characteristics by Payment Status
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                  WAC                       # of Loans
                                                     ------------------------------------------------------------

                                                      -----------------------------------------------------------
Payment Status                                          03/31/05       04/30/05           03/31/05        04/30/05
-----------------------------------------------------------------------------------------------------------------
Interim (1)
            In School                                    6.80%          7.33%               56,945         56,642
-----------------------------------------------------------------------------------------------------------------
Total Interim                                                                               56,945         56,642
-----------------------------------------------------------------------------------------------------------------
Repayment
            Active
                      Current                            6.52%          7.06%               10,289         10,416
                      31-60 Days Delinquent              6.82%          7.04%                  257            181
                      61-90 Days Delinquent              6.50%          7.41%                   44            120
                      91-120 Days Delinquent             5.74%          6.91%                   42             29
                      121-150 Days Delinquent            6.67%          6.28%                   20             32
                      151-180 Days Delinquent            6.59%          6.96%                   12             10
                      > 180 Days Delinquent              6.55%          7.40%                   13             23

            Forbearance                                  6.11%          6.82%                  274            315
-----------------------------------------------------------------------------------------------------------------
Total Repayment                                                                             10,951         11,126
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Grand Total                                                                                 67,896         67,768
-----------------------------------------------------------------------------------------------------------------



                                                  ------------------------------------------------------------------------
                                                                 %                             Principal Amount
                                                  ------------------------------------------------------------------------

                                                  ------------------------------------------------------------------------
Payment Status                                        03/31/05        04/30/05           03/31/05            04/30/05
--------------------------------------------------------------------------------------------------------------------------
Interim (1)
            In School                                  83.87%          83.58%         $ 676,690,479.18    $ 683,576,886.64
--------------------------------------------------------------------------------------------------------------------------
Total Interim                                          83.87%          83.58%         $ 676,690,479.18    $ 683,576,886.64
--------------------------------------------------------------------------------------------------------------------------
Repayment
            Active
                      Current                          15.15%          15.37%         $ 117,631,659.69    $ 119,052,151.91
                      31-60 Days Delinquent             0.38%          0.27%          $   2,953,179.68    $   1,811,438.97
                      61-90 Days Delinquent             0.06%          0.18%          $     539,664.39    $   1,509,426.93
                      91-120 Days Delinquent            0.06%          0.04%          $     309,026.45    $     371,543.56
                      121-150 Days Delinquent           0.03%          0.05%          $     212,317.51    $     237,335.61
                      151-180 Days Delinquent           0.02%          0.01%          $     130,672.30    $     101,011.47
                      > 180 Days Delinquent             0.02%          0.03%          $     153,437.41    $     240,202.55

            Forbearance                                 0.40%          0.46%          $   2,780,861.85    $   3,142,944.42
--------------------------------------------------------------------------------------------------------------------------
Total Repayment                                        16.13%          16.42%         $ 124,710,819.28    $ 126,466,055.42
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Grand Total                                            100.00%        100.00%         $ 801,401,298.46    $ 810,042,942.06
--------------------------------------------------------------------------------------------------------------------------




                                                  ------------------------------
                                                                %
                                                  ------------------------------

                                                  ------------------------------
Payment Status                                        03/31/05       04/30/05
--------------------------------------------------------------------------------
Interim (1)
            In School                                  84.44%         84.39%
--------------------------------------------------------------------------------
Total Interim                                          84.44%         84.39%
--------------------------------------------------------------------------------
Repayment
            Active
                      Current                          14.68%         14.70%
                      31-60 Days Delinquent            0.37%           0.22%
                      61-90 Days Delinquent            0.07%           0.19%
                      91-120 Days Delinquent           0.04%           0.05%
                      121-150 Days Delinquent          0.03%           0.03%
                      151-180 Days Delinquent          0.02%           0.01%
                      > 180 Days Delinquent            0.02%           0.03%

            Forbearance                                0.35%           0.39%
--------------------------------------------------------------------------------
Total Repayment                                        15.56%         15.61%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Grand Total                                           100.00%         100.00%
--------------------------------------------------------------------------------

(1) Loans in Interim Status have not yet had a scheduled payment.

--------------------------------------------------------------------------------


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

National Collegiate Student Loan Trust 2004-2

-----------------------------------------------------------------------------------------------------
VI Portfolio Characteristics by Borrower Type and School Type
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                             03/31/05
                                                           ------------------------------------------
Borrower Type                                                   Principal Amount             %
-----------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans                                     $ 657,656,138.41           82.06%
Creditworthy Non-Cosigned Loans                                 $ 142,134,473.44           17.74%
Creditready Loans                                               $   1,610,686.61            0.20%
-----------------------------------------------------------------------------------------------------
Total                                                           $ 801,401,298.46          100.00%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                             04/30/05
                                                           ---------------------------------------------
Borrower Type                                                   Principal Amount             %
--------------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans                                     $ 665,149,147.35           82.11%
Creditworthy Non-Cosigned Loans                                 $ 143,284,949.58           17.69%
Creditready Loans                                               $   1,608,845.13            0.20%
--------------------------------------------------------------------------------------------------------
Total                                                           $ 810,042,942.06          100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                             03/31/05
                                                           ---------------------------------------------
School Type                                                     Principal Amount             %
--------------------------------------------------------------------------------------------------------
2 Year Private                                                  $   8,261,244.15            1.03%
2 Year Public                                                   $  96,114,194.63           11.99%
4 Year Private                                                  $ 178,362,733.10           22.26%
4 Year Public                                                   $ 373,388,427.07           46.59%
Graduate                                                        $  89,620,393.50           11.18%
K-12                                                            $  21,622,330.27            2.70%
Proprietary                                                     $  34,031,975.65            4.25%
--------------------------------------------------------------------------------------------------------
Total                                                           $ 801,401,298.46          100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                             04/30/05
                                                           ---------------------------------------------
School Type                                                     Principal Amount             %
--------------------------------------------------------------------------------------------------------
2 Year Private                                                  $   8,361,166.68            1.03%
2 Year Public                                                   $  97,184,393.94           12.00%
4 Year Private                                                  $ 180,315,389.01           22.26%
4 Year Public                                                   $ 377,665,426.40           46.62%
Graduate                                                        $  90,779,608.06           11.21%
K-12                                                            $  21,362,288.83            2.64%
Proprietary                                                     $  34,374,669.14            4.24%
--------------------------------------------------------------------------------------------------------
Total                                                           $ 810,042,942.06          100.00%
--------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
VII Default Detail
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          3/31/05                 4/30/05
                                                                                   ------------------------------------------------
                                                                                      Principal Amount        Principal Amount
-----------------------------------------------------------------------------------------------------------------------------------
A.              Cumulative Claims Filed to TERI(1) (4)                                  $ 559,603.22             $ 667,635.16

B.              Cumulative Gross Default Rate (2)                                              0.41%                    0.48%

C.              Claims Cancelled (Non-Default)                                          $          -             $          -

D.              Cumulative Net Default Rate (3)                                                0.41%                    0.48%

E.              Cumulative Claim Payments Made by TERI (4)                              $ 245,095.63             $ 376,019.67

F.              Claims in Process                                                       $ 314,507.59             $ 291,615.49

G.              Cumulative net loss, claims rejected, aged 24 months or more            $          -             $          -

H.              Is TERI Principal Trigger in effect?                                         No                       No
                Is TERI Turbo Trigger in effect?                                             No                       No

-----------------------------------------------------------------------------------------------------------------------------------
     (1)Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
     (2)Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
     (3)Section VII.A adjusted by (C) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).
-----------------------------------------------------------------------------------------------------------------------------------


                                                            Page 5 of 5